Principal Funds, Inc.
Supplement dated September 15, 2017
to the Statutory Prospectus dated March 1, 2017, as revised May 2, 2017
(as supplemented on June 16, 2017, July 1, 2017, and July 31, 2017)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR HIGH YIELD FUND I
On October 2, 2017, in the Principal Investment Strategies section, delete the first paragraph and replace with the following three paragraphs:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds and bank loans (sometimes called “high yield” or "junk") which are rated, at the time of purchase, Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond or bank loan has been rated by only one of those agencies, that rating will determine whether it is below investment grade; if the bond or bank loan has not been rated by either of those agencies, those selecting such investments will determine whether it is of a quality comparable to those rated below investment grade). The Fund also invests in investment grade bank loans (also known as senior floating rate interests), securities of foreign issuers, and exchange-traded funds (“ETFs”). The Fund utilizes derivative strategies for managing fixed income exposure. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers.
In managing the Fund, Principal Global Investors, LLC, the Fund’s investment advisor, allocates the Fund’s assets among multiple sub-advisors that use differing approaches in making their investment decisions, which include actively managed and more passive investment strategies. With respect to the passive strategy, the Fund uses a sampling methodology to purchase securities with generally the same risk and return characteristics as the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (the “Index”) in an attempt to match or exceed the performance of the Index.
Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Index, which as of December 31, 2016 was 4.11 years. The Fund is not managed to a particular maturity.
On October 2, 2017, in the Principal Risks section, add the following to the alphabetical list of risks:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

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Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

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Futures and Swaps. Futures and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract or swap; possible lack of a liquid secondary market for a futures contract or swap and the resulting inability to close a futures contract or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Investment Company Security Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
On October 2, 2017, delete the Management section, and replace with the following:
Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	James W. Fennessey (since 2007), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisors:
DDJ Capital Management, LLC
Mellon Capital Management Corporation
Neuberger Berman Investment Advisers LLC

SUMMARY FOR LARGECAP GROWTH FUND
Under Management, delete the first bullet under Columbus Circle Investors and replace with the following:

•	Thomas J. Bisighini (since 2009), Senior Managing Director/Portfolio Manager

SUMMARY FOR MIDCAP GROWTH FUND
Under Management, delete the Sub-Advisor and Portfolio Managers section and replace with the following:
Sub-Advisor and Portfolio Managers:
Columbus Circle Investors

•	Christopher T. Corbett (since 2017), Senior Vice President/Co-Portfolio Manager

•	Clifford G. Fox (since 2005), Senior Managing Director/Co-Portfolio Manager

•	Michael Iacono (since 2005), Senior Managing Director/Portfolio Manager

•	Katerina Wasserman (since 2009), Senior Managing Director/Co-Portfolio Manager

MANAGEMENT OF THE FUNDS
Effective October 2, 2017, under The Manager, delete the third paragraph and replace with the following:
In fulfilling its investment advisory responsibilities, PGI also provides day-to-day discretionary investment services (directly making decisions to purchase or sell securities for all or a portion of a fund) for the following Funds: California Municipal Fund, Core Plus Bond Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund (the global value equity and opportunistic mortgage-backed securities portions and one of the advisors for the high yield portion), Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, International Emerging Markets Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, MidCap S&P 400 Index Fund, MidCap Value Fund III (a portion), Money Market Fund, Principal Capital Appreciation Fund, each Principal LifeTime Fund, each Principal LifeTime Hybrid Fund, each SAM (Strategic Asset Management) Portfolio, Short-Term Income Fund, SmallCap Fund, SmallCap S&P 600 Index Fund, and Tax-Exempt Bond Fund.

•	For the MidCap Fund, these services are provided by "Aligned Investors", a specialized boutique of PGI.

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For the Equity Income Fund, Government & High Quality Bond Fund, Income Fund, Principal Capital Appreciation Fund, each SAM (Strategic Asset Management) Portfolio, and Short-Term Income Fund, these services are provided by "Edge Asset Management", a specialized boutique of PGI.

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For the Global Diversified Income Fund (asset allocation services), High Yield Fund I, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, each Principal LifeTime Fund, each Principal LifeTime Hybrid Fund, SmallCap Growth Fund I, and SmallCap Value Fund II, these services are provided by “Principal Portfolio StrategiesSM”, a specialized boutique of PGI.

Under The Sub-Advisors, in the Sub-Advisor: Columbus Circle Investors section, delete the third paragraph and replace with the following:
For the MidCap Growth Fund, Michael Iacono is the lead Portfolio Manager and Christopher T. Corbett, Clifford G. Fox, and Katerina Wasserman are Co-Portfolio Managers. Mr. Iacono has the final decision making authority, but Mr. Corbett, Mr. Fox, and Ms. Wasserman have the authority to execute trades in Mr. Iacono’s absence.
Under The Sub-Advisors, in the Sub-Advisor: Columbus Circle Investors section, add the following to the alphabetical list of portfolio managers:
Christopher T. Corbett has been with CCI since 2006. He earned a B.B.A in Accounting and an M.B.A. in Finance from the University of Notre Dame. Mr. Corbett has earned the right to use the Chartered Financial Analyst designation.
Effective October 2, 2017, under The Sub-Advisors, delete Sub-Advisor: DDJ Capital Management, LLC and replace with the following:

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”), 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453, is an SEC registered investment advisor. DDJ was formed in 1996 and presently manages opportunistic high yield, U.S. high yield, upper tier U.S. high yield, bank loan, and total return credit strategies on behalf of domestic and international institutional investors.

DDJ is one of the sub-advisors for the high yield portion of the Global Diversified Income Fund and a portion of the High Yield Fund I.
Effective October 2, 2017, under The Sub-Advisors, delete Sub-Advisor: J.P. Morgan Investment Management Inc.
Effective October 2, 2017, under The Sub-Advisors, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, Suite 3900, San Francisco, CA 94105, specializes in providing domestic and global asset allocation strategies, traditional and enhanced indexing, active equity and fixed income strategies, alternative investments, currency strategies, active commodities, and overlay strategies.

Mellon Capital is one of the sub-advisors for a portion of the High Yield Fund I.

Effective October 2, 2017, under The Sub-Advisors, delete Sub-Advisor: Neuberger Berman Investment Advisers LLC and replace with the following:

Sub-Advisor:	Neuberger Berman Investment Advisers LLC (“Neuberger Berman"), 190 South LaSalle Street, Chicago, IL 60603, is an investment adviser registered with the SEC.
Neuberger Berman is the sub-advisor for a portion of the High Yield Fund I.
For the portion of the assets allocated to this firm, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

REDEMPTION OF FUND SHARES
Delete the final sentence of the third paragraph, and replace with the following:
Shares purchased by check may not be redeemed prior to seven calendar days following purchase. That period allows us time to receive notice from your bank of any problem. If you request a redemption during that period, you will be required to resubmit your request after the period has lapsed.
After the fourth paragraph, add the following:
The agreement for the above-mentioned line of credit is with BNY Mellon. High Yield Fund I will not be permitted to use the line of credit because an affiliate of BNY Mellon serves as a sub-advisor for the Fund. The Fund expects to meet requests using the other methods outlined above.

DIVIDENDS AND DISTRIBUTIONS
On November 1, 2017, delete the first bullet from the first paragraph and replace with the following:

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The California Municipal, Core Plus Bond, Government & High Quality Bond, High Yield, Short-Term Income, and Tax-Exempt Bond Funds declare dividends of their daily net investment income each day their shares are priced. The Funds pay out their accumulated declared dividends monthly.

On November 1, 2017, delete the third bullet from the first paragraph and replace with the following:

•	The Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund, High Yield I, and SAM Flexible Income Portfolio pay their net investment income monthly.

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